SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 14, 2001

Winland Electronics, Inc.
(Exact Name of Registrant as Specified in its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-18393	41-0992135
(Commission File Number)	(I.R.S. Employer Identification Number)

1950 Excel Drive
Mankato, Minnesota 56001
(Address of Principal Executive Offices)       (Zip Code)

507-625-7231
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

          On May 14, 2001, Winland Electronics, Inc. issued a press release announcing the retirement of W. Kirk Hankins, Chief Executive Officer and Chairman, and the appointment of Lorin E. Krueger, President and Chief Operating Officer, as Chief Executive Officer, effective June 1, 2001.  The full text of the press release is set forth in Exhibit 99 attached hereto and is incorporated in this Report as if fully set forth herein.

Item 7.  Financial Statements and Exhibits.

          (a)      Financial statements:  None.

          (b)      Pro forma financial information:  None.

          (c)      Exhibits:

                    Exhibit 99.    Press release dated May 14, 2001.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	May 17, 2001
WINLAND ELECTRONICS, INC.

		By	/s/ Lorin E. Krueger

Lorin E. Krueger
President and Chief Operating Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

WINLAND ELECTRONICS, INC.
EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
May 14, 2001	0-18393

EXHIBIT NO.	ITEM

99	Press Release dated May 14, 2001